UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 25, 2011

EXPRESS SCRIPTS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20199	43-1420563
(State or Other Jurisdiction of Incorporation or Organization	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO	63121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: 314-996-0900

Not applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

This Current Report on Form 8-K is being filed to reflect certain retrospective revisions that have been made to the consolidated financial statements of Express Scripts, Inc. (the “Company”) that were previously contained in its Annual Report on Form 10-K for the year ended December 31, 2010 (the “2010 Form 10-K”) to reflect the change in reportable segments.

Revised Segment Information

As previously reported in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2011, during the third quarter of 2011 the Company reorganized its FreedomFP line of business from the Emerging Markets (“EM”) segment into the Pharmacy Benefit Management (“PBM”) segment. The Company has updated and revised the following items that were contained in the 2010 Form 10-K to reflect the new reportable segment structure:

•	Item 7: “Management’s Discussion and Analysis of Financial Condition and Results of Operations;” and

•	Item 8: “Consolidated Financial Statements and Supplementary Data.”

The adjusted segment information constitutes a reclassification and has no impact on reported net income or earnings per share for any period. The adjusted disclosures referenced above are set forth in Exhibit 99.1 and incorporated herein by reference.

Revisions to the 2010 Form 10-K included in this Current Report on Form 8-K as noted above supersede the corresponding portions of the 2010 Form 10-K. All other information in the 2010 Form 10-K remains unchanged. This Current Report does not modify or update the disclosures therein in any way, nor does it reflect any subsequent information or events, other than as required to reflect the change in segments as described above. This Current Report on Form 8-K, including the exhibits, should be read in conjunction with the 2010 Form 10-K and the Company’s subsequent SEC filings.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

23.1	Consent of PricewaterhouseCoopers LLP, an independent registered public accounting firm.

99.1	Updates to the Company’s Annual Report on Form 10-K as of December 31, 2010

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8. Consolidated Financial Statements and Supplementary Data

Part IV, Item 15. Schedule II Valuation and Qualifying Accounts and Reserves for the years ended December 31, 2010, 2009 and 2008

101.1	XBRL Taxonomy Instance Document.

101.2	XBRL Taxonomy Extension Schema Document.

101.3	XBRL Taxonomy Extension Calculation Linkbase Document.

101.4	XBRL Taxonomy Extension Definition Linkbase Document.

101.5	XBRL Taxonomy Extension Label Linkbase Document.

101.6	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPRESS SCRIPTS, INC.
(Registrant)

Date: October 25, 2011	By:	/s/ KEITH J. EBLING
Keith J. Ebling
Executive Vice President and
General Counsel